                              LETTER OF TRANSMITTAL

                        SEAGATE TECHNOLOGY INTERNATIONAL

                        OFFER TO EXCHANGE ALL OUTSTANDING
                   12 1/2% SENIOR SUBORDINATED NOTES DUE 2007
                                       FOR
                   12 1/2% SENIOR SUBORDINATED NOTES DUE 2007
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
             PURSUANT TO THE PROSPECTUS DATED [_____________], 2001


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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
[________________], 2001 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.
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                  The Exchange Agent for the Exchange Offer is:
                              THE BANK OF NEW YORK


   By Registered or Certified Mail:         Facsimile Transmission Number:         By Hand or Over Night Delivery
                                             (Eligible Institutions Only)
         The Bank of New York                         Attention:                        The Bank of New York
     101 Barclay Street, Floor 7E               Reorganization Unit 7E                   101 Barclay Street
       New York, New York 10286                     (212) 815-6339                 Corporate Trust Services Window
     Attention: Carolle Montreuil             Confirmation by telephone:                    Ground Level
        Reorganization Unit, 7E                     (212) 815-5920                    New York, New York 10286
                                                                                     Attention:Carolle Montreuil


         Delivery of this letter of transmittal to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, does not constitute a valid delivery.

         The undersigned acknowledges that the undersigned has received a copy of the prospectus dated [____________], 2001 (as amended or supplemented from time to time, the "PROSPECTUS"), of Seagate Technology International, a Cayman Islands limited liability company (the "COMPANY"), and this letter of transmittal (as amended or supplemented from time to time, the "LETTER OF TRANSMITTAL"), which together constitute the Company's offer (the "EXCHANGE OFFER") to exchange up to $210,000,000 aggregate principal amount of 12 1/2% Senior Subordinated Notes due 2007 (the "EXCHANGE NOTES") of the Company, for an equal principal amount of the Company's issued and outstanding 12 1/2% Senior Subordinated Notes due 2007 (the "PRIVATE NOTES").

         The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to those of the Private Notes, except that: (i) the Exchange Notes will be registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and will not bear legends restricting their transfer; (ii) the Exchange Notes will not be entitled to registration rights that are applicable to the Private Notes under the Exchange and Registration Rights Agreement, dated as of November 22, 2000, among the Company, the note guarantors listed therein, Chase Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "REGISTRATION RIGHTS AGREEMENT"); and (iii) the Exchange Notes will not provide for liquidated damages upon the failure of the Company to fulfill its obligations to file and cause to be effective a registration statement.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein have the meanings given to such terms in the Prospectus.

         This Letter of Transmittal is to be completed by holders of Private Notes (a) if Private Notes are to be forwarded herewith or (b) if tenders of Private Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "EXCHANGE AGENT") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering". Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent.

         If a holder desires to tender Private Notes pursuant to the Exchange Offer but time will not permit this Letter of Transmittal, the certificates representing Private Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder may effect a tender of such Private Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures".

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Private Notes to which the Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Private Notes should be listed on a separate schedule affixed hereto.

-------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF PRIVATE NOTES
-------------------------------------------------------------------------------------------------------
------------------------------------- --------------------- ----------------------- -------------------
                                                                                     Principal Amount
                                                                                     of Private Notes
     Name(s) and Address(es) of                                                          Tendered
       Registered Holders(s)                                 Aggregate Principal    ------------------
------------------------------------      Certificate       Amount Represented by     (if less than
           (Please print)                  Number(s)*           Private Notes*            all)**
------------------------------------- --------------------- ----------------------- -------------------
------------------------------------- --------------------- ----------------------- -------------------

------------------------------------- --------------------- ----------------------- -------------------
------------------------------------- --------------------- ----------------------- -------------------

------------------------------------- --------------------- ----------------------- -------------------
------------------------------------- --------------------- ----------------------- -------------------

------------------------------------- --------------------- ----------------------- -------------------
------------------------------------- --------------------- ----------------------- -------------------

------------------------------------- --------------------- ----------------------- -------------------
------------------------------------- --------------------- ----------------------- -------------------

------------------------------------- --------------------- ----------------------- -------------------
------------------------------------- --------------------- ----------------------- -------------------
                                                     TOTAL
------------------------------------- --------------------- ----------------------- -------------------


* Need not be completed if Private Notes are being tendered by book-entry holders.

** Private Notes may be tendered in whole or in part in integral multiples of $1,000. Unless this column is completed, a holder will be deemed to have tendered the full aggregate principal amount of the Private Notes.

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:____________________________________________

     Account Number:___________________________________________________________

     Transaction Code Number:__________________________________________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s):__________________________________________

     Window Ticket Number (if any):____________________________________________

     Name of Eligible Institution that Guaranteed Delivery:____________________

     Date of Execution of Notice of Guaranteed Delivery:_______________________

         If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution:____________________________________________

     Account Number:___________________________________________________________

     Transaction Code Number:__________________________________________________


[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED PRIVATE NOTES ARE TO BE RETURNED BY CREDITING DTC ACCOUNT NUMBER SET FORTH ABOVE.


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED THE PRIVATE NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:_____________________________________________________________________

     Address:__________________________________________________________________

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Private Notes indicated above in exchange for a like aggregate principal amount of Exchange Notes of the same maturity. Subject to, and effective upon, the acceptance for exchange of the Private Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Private Notes.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Private Notes with the full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates for such Private Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present such Private Notes for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Private Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Private Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agreed to all of the terms of the Exchange Offer.

         The undersigned agrees that acceptance of any tendered Private Notes by the Company and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company will have no further obligations or liabilities thereunder.

         The name(s) and address(es) of the registered holders of the Private Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Private Notes. The certificate number(s) and the principal amount(s) of the Private Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on certain interpretive letters by the staff of the Securities and Exchange Commission (the "SEC") to third parties in unrelated transactions. On the basis thereof, the Exchange Notes issued in exchange for the Private Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without
compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement or understanding with any person to participate in, the distribution of such Exchange Notes. THE UNDERSIGNED ACKNOWLEDGES THAT ANY HOLDER OF PRIVATE NOTES USING THE EXCHANGE OFFER TO PARTICIPATE IN A DISTRIBUTION OF THE EXCHANGE NOTES (I) CANNOT RELY ON THE POSITION OF THE STAFF OF THE SEC ENUNCIATED IN ITS INTERPRETIVE LETTERS AND (II) MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH A SECONDARY RESALE TRANSACTION. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned represents that: (i) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Company; (ii) it is not a broker-dealer tendering Private Notes acquired for its own account directly from the Company; (iii) any Exchange Notes to be received by it will be acquired in the ordinary course of its business; and (iv) it is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If a holder of Private Notes is engaged in or intends to engage in a distribution of Exchange Notes or has any arrangement or understanding with respect to the distribution of Exchange Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

         The Company agrees that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Private Notes, where such Private Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period of time of up to 180 days after the date on which the registration statement of which the Prospectus is a part is declared effective (subject to extension under certain circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Private Notes for its own account as a result of market-making or other trading activities (a "PARTICIPATING BROKER-DEALER"), by tendering such Private Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the

Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

         The undersigned understands that tenders of the Private Notes pursuant to any one of the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

         The undersigned recognizes that under certain circumstances set forth in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer" the Company will not be required to accept for exchange any of the Private Notes tendered. Private Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below (or, in the case of Private Notes tendered by book-entry transfer, credited to an account maintained by the tendering holder at DTC).

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes (and, if applicable, any substitute certificates representing Private Notes not exchanged or not accepted for exchange) be issued in the name(s) of the undersigned and be delivered to the undersigned at the address, or, in the case of book-entry transfer of Private Notes, be credited to the account at DTC shown above in the box entitled "Description of Private Notes."

         Holders of the Private Notes whose Private Notes are accepted for exchange will not receive accrued interest on such Private Notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such Private Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Private Notes, and the undersigned waives the right to receive any interest on such Private Notes accrued from and after such interest payment date or, if no such interest has been paid or duly provided for, from and after the original issue date of the Exchange Notes.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Private Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in the instructions contained in this Letter of Transmittal.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF PRIVATE NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH PRIVATE NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE PRIVATE NOTES AS SET FORTH IN SUCH BOX ABOVE. ANY FINANCIAL INSTITUTION THAT IS A PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY'S SYSTEMS MAY MAKE BOOK-ENTRY DELIVERY OF PRIVATE NOTES BY CAUSING THE BOOK-ENTRY TRANSFER FACILITY TO TRANSFER SUCH PRIVATE NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES. ALTHOUGH DELIVERY OF PRIVATE NOTES MAY BE EFFECTED THROUGH BOOK-ENTRY TRANSFER AT THE BOOK-ENTRY TRANSFER FACILITY, THIS LETTER OF TRANSMITTAL WITH ALL REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE TRANSMITTED TO AND RECEIVED BY THE EXCHANGE AGENT.

-------------------------------------------------------------------------------
                          TENDERING HOLDER(S) SIGN HERE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Date:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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         The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Private Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Private Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instruction 4.

Name(s):
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                             (Please Type or Print)


Capacity:
         ----------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone Number:
                               ------------------------------------------------

Tax Identification or Social Security Number(s):
                                                -------------------------------

-------------------------------------------------------------------------------
                            GUARANTEE OF SIGNATURE(S)
-------------------------------------------------------------------------------
                         (IF REQUIRED BY INSTRUCTION 4)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Authorized Signature:
-------------------------------------------------------------------------------

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Dated:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

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Name:

-------------------------------------------------------------------------------
Title:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Name of Firm:

-------------------------------------------------------------------------------
Address:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Area Code and Telephone Number:
                               ------------------------------------------------

-------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                           (SEE INSTRUCTIONS 4 AND 5)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         To be completed ONLY if Exchange Notes or Private Notes not tendered are to be issued in the name of someone other than the registered holder of the Private Notes whose name(s) appear(s) above.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Issue
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[ ]  Outstanding Notes not tendered to:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[ ]  Exchange Notes to:

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Name(s):
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Address:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Area Code and Telephone Number:
                               ------------------------------------------------
Tax Identification Number:
                          -----------------------------------------------------

-------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                           (SEE INSTRUCTIONS 4 AND 5)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         To be completed ONLY if Exchange Notes or Private Notes not tendered are to be sent to someone other than the registered holder of the Private Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Mail
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[ ]  Outstanding Notes not tendered to:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[ ]  Exchange Notes to:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Name(s):
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Address:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Area Code and Telephone Number:
                               ------------------------------------------------
Tax Identification Number:
                          -----------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1.       DELIVERY OF THIS LETTER OF TRANSMITTAL AND PRIVATE NOTES

         This Letter of Transmittal must accompany, (i) all certificates representing Private Notes tendered pursuant to the Exchange Offer and (ii) all tenders of Private Notes made pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." Certificates representing the Private Notes in proper form for transfer, or a timely confirmation of a book-entry transfer of such Private Notes into the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), with any required signature guarantees, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date.

         The method of delivery of this Letter of Transmittal, the Private Notes and all other required documents is at the election and risk of the tendering holders, but delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.
2.       GUARANTEED DELIVERY PROCEDURES

         If a holder desires to tender Private Notes, but time will not permit a Letter of Transmittal, certificates representing the Private Notes to be tendered or other required documents to reach the Exchange Agent on or before the Expiration Date, or if the procedure for book-entry transfer cannot be completed on or prior to the Expiration Date, such holder's tender may be effected if:

         (a) such tender is made by or through an Eligible Institution (as defined below);

         (b) on or before the Expiration Date, the Exchange Agent has received a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company (or a facsimile thereof with receipt confirmed by telephone and an original delivered by guaranteed overnight courier) from such Eligible Institution setting forth the name and address of the holder of such Private Notes, the name(s) in which the Private Notes are registered and the principal amount of Private Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, certificates representing Private Notes to be tendered, in proper form for transfer, or a Book-Entry confirmation, as the case may be, together with a duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

         (c) a Letter of Transmittal (or a facsimile thereof) and certificates representing the Private Notes to be tendered, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other required documents are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

3.       PARTIAL TENDERS AND WITHDRAWAL RIGHTS

         Tenders of Private Notes will be accepted only in integral multiples of $1,000. If less than all the Private Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Private Notes that are to be tendered in the box entitled "Principal Amount of Private Notes Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Private Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Private Notes (or, in the case of Private Notes tendered pursuant to book-entry transfer, will only be credited to the account at DTC maintained by the holder of the Private Notes) promptly after the Expiration Date. All Private Notes represented by certificates or subject to a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Any holder who has tendered Private Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by facsimile) to the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having tendered the Private Notes to be withdrawn, identify the Private Notes to be withdrawn (including the principal amount of such Private Notes) and (where certificates for Private Notes have been transmitted) specify the name in which such Private Notes are registered, if different from that of the withdrawing holder. If certificates for Private Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the withdrawal of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Private Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Private Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Private Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Private Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Private Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Private Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Private Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Private Notes may be retendered following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

         If this Letter of Transmittal is signed by the registered holder of the Private Notes tendered herewith, the signature must correspond exactly with the name as written on the face of the certificates without any alteration, enlargement or change whatsoever.

         If any tendered Private Notes is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Private Notes is registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which tendered Private Notes are registered.

         If this Letter of Transmittal is signed by the registered holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount of Private Notes are to be reissued or returned to the registered holder, then the registered holder need not and should not endorse any tendered Private Notes nor provide a separate bond power. In any other case, the registered holder must either properly endorse the Private Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name of the registered holder appears on such Private Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are signed by an Eligible Institution.

         If this Letter of Transmittal or any Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and submit with this Letter of Transmittal evidence satisfactory to the Company of their authority to so act.

         The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Private Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by the Company as owner of the Private Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a commercial bank or trust company located or having an office or correspondent in the United States, or by a member firm of a national securities exchange or of the National

Association of Securities Dealers, Inc., or by a member of a signature medallion program such as "STAMP" (any of the foregoing being referred to herein as an "ELIGIBLE INSTITUTION"). If Private Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Private Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

5.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

         Tendering holders of Private Notes should indicate in the applicable box the name and address or account at DTC to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute Private Notes for principal amounts not tendered or not accepted for exchange are to be issued, sent or deposited if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or Social Security number of the person named must also be indicated. If no such instructions are given, any Exchange Notes will be issued in the name of, and delivered to, the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal, and any Private Notes not accepted for exchange will be returned to the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal.

6.       BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9

         Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) will retain 31% of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within 60 days after the date of the Substitute Form W-9, the Company (or Paying Agent) will remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such 60-day period, the Company (or the Paying Agent) will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a U.S. $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Private Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "GUIDELINES").

         Failure to complete the Substitute Form W-9 will not, by itself, cause Private Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

7.       TRANSFER TAXES

         The Company will pay all transfer taxes, if any, applicable to the transfer of Private Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Private Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Private Notes tendered herewith, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Private Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Private Notes specified in this Letter of Transmittal.

8.       WAIVER OF CONDITIONS

         The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.       NO CONDITIONAL TENDERS

         No alternative, conditional, irregular or contingent tenders of Private Notes or transmittals of this Letter of Transmittal will be accepted. All tendering holders of Private Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

10.      INADEQUATE SPACE

         If the space provided herein is inadequate, the aggregate principal amount of Private Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

11.      MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES

         If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify [_______________] at The Bank of New York, telephone number [____________]. The holder will then be instructed as to the steps that must be taken to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the Private Notes have been replaced.

12.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

13.      VALIDITY OF TENDERS

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Private Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Private Notes not validly tendered or any Private Notes, the Company's acceptance of which may, in the opinion of the Company or counsel to the Company, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Private Notes as to any ineligibility of any holder who seeks to tender Private Notes in the Exchange Offer, whether or not similar conditions or irregularities are waived in the case of other holders. Any such waiver shall not constitute a general waiver of the conditions of the Exchange Offer by the Company. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Private Notes, but neither the Company nor the Exchange Agent shall incur any liability for failure to give such notification.

14. ACCEPTANCE OF TENDERED PRIVATE NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF PRIVATE NOTES

         Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Private Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Private Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Private Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Private Notes will be returned, without expense, to the name and address shown above or, if Private Notes have been tendered by book-entry transfer, to the account at DTC shown above, or at a different address or account at DTC as may be indicated under "Special Delivery Instructions."


---------------------------- -------------------------------------------------------- --------------------------------


                             PAYER'S NAME:
---------------------------- -------------------------------------------------------- --------------------------------
SUBSTITUTE                   PART  1--PLEASE  PROVIDE  YOUR  TIN IN THE BOX AT RIGHT
                             AND CERTIFY BY SIGNING AND DATING BELOW.                 ______________________________
FORM W-9                                                                                  Social Security Number

Department of the Treasury                                                                          OR
Internal Revenue Service
                                                                                      ------------------------------
                                                                                      Employer Identification Number
                             -------------------------------------------------------- --------------------------------
                             -------------------------------------------------------- --------------------------------
Payer's Request for
Taxpayer                     PART 2                                                   PART 3--
Identification               Certification--Under  penalty  of  perjury,  I  certify
Number (TIN)                 that:                                                      Awaiting TIN
                             (1)  The number shown on this form is my correct
                                  Taxpayer Identification Number (or I am
                                  waiting for a number to be issued to me), and
                             (2)  I am not subject to backup withholding because
                                  (a) I am exempt from backup withholding, or
                                  (b) I have not been notified by the Internal
                                  Revenue Service (the "IRS") that I am subject
                                  to backup withholding as a result of a failure
                                  to report all interest or dividends, or (c)
                                  the IRS has notified me that I am no longer
                                  subject to backup withholding.

                             -------------------------------------------------------- --------------------------------
                             -----------------------------------------------------------------------------------------

                             CERTIFICATE INSTRUCTIONS--You must cross out item
                             (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                             -----------------------------------------------------------------------------------------

                             The Internal Revenue Service does not require your consent to any provision of this SIGN HERE document other than the certifications required to avoid backup withholding.

                             SIGNATURE_____________________________________________________________________________

                             DATE___________________________________________________________________________________

---------------------------- -----------------------------------------------------------------------------------------

       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature ____________________________________________    Date __________, 2001

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.--Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

--------------------------------------- ---------------------------------
                                        Give the social security number
For this type of account:               of--
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
1.   Individual                         The Individual
2.   Two or more individuals (joint     The actual owner of the account
     account)                           or, if combined funds, the
                                        first individual on the account(1)
3.   Custodian account of a minor       The minor(2)
4.   a.  The usual revocable savings    The grantor-trustee(1)
     b.  So-called trust account that   The actual owner(1)
5.   Sole proprietorship                The owner(3)
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
For this type of account:               Give the employer
                                        identification number of--
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
6.   Sole proprietorship                The owner(3)
7.   A valid trust, estate, or          The legal entity(4)
     pension trust
8.   Corporate                          The corporation
9.   Association, club, religious,      The organization
10.  Partnership                        The partnership
11.  A broker or registered nominee     The broker or nominee
12.  Account with the Department of     The public entity
-------------------------------------------------------------------------
1. List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
2. Circle the minor's name and furnish the minor's social security number.
3. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).
4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


-------------------------------------------------------------------------
OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number



PAYESS EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:
o An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
o The United States or a state thereof, the District of Columbia a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
o  An international organization or any agency or instrumentality thereof.
o A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

o  A corporation.
o  A financial institution.
o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
o  A real estate investment trust.
o  A common trust fund operated by a bank under Section 584(a).
o An entity registered at all times during the tax year under the Investment Company Act of 1940.
o A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
o A futures commission merchant registered with the Commodity Futures Trading Commission.
o  A foreign central bank of issue.
   Payments of dividends and patronage dividends generally exempt from backup withholding include:
o  Payments to nonresident aliens subject to withholding under Section 1441.
o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
o  Payments of patronage dividends not paid in money.
o  Payments made by certain foreign organizations.
o  Section 404(k) payments made by an ESOP.
   Payments of interest generally exempt from backup withholding include:
o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
o  Payments described in Section 6049(b)(5) to nonresident aliens.
o  Payments on tax-free covenant bonds under Section 1451.
o  Payments made by certain foreign organizations.
o  Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS,OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. --If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. --Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE